Other income, net	12 Months Ended
Dec. 31, 2023
Component of Operating Income [Abstract]
Other income, net
16.	Other income, net

	For the year ended December 31,
	2021	2022	2023
	(in thousands)
Government grants (Note a)	661	29,799	13,201
Interest expense and guarantee fee	(197)	(73)	(62)
Change in fair value of short-term investments	—	—	174
Others	79	—	(122)

	543	29,726	13,191

Note a: The government grants are provided by local government to support the qualified projects of IC industry with no repayment obligations. The amount recognized represents conditions for meeting grants are fulfilled for the years ended December 31, 2021, 2022 and 2023.